Putnam
New
Opportunities
Fund

ANNUAL REPORT ON PERFORMANCE AND OUTLOOK

6-30-02

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FROM THE TRUSTEES

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Dear Fellow Shareholder:

These are unusually challenging times for equity investors and many have sought to cut their losses by getting entirely out of the market. However, for investors who had what they believed was an effective investment program before the markets began their decline and still have several years before they need to make withdrawals, it is our view that this was exactly the wrong thing to do.

History has been on the side of investors who have dared to weather even sustained periods of market retreat. We urge you to remain patient as the current market troubles work themselves out. Of course, it is always a good idea to consult your financial advisor for specific counsel.

Investors' persistent disaffection with stocks while ignoring a continuing stream of positive economic news is certainly reflected in the negative results posted by your fund, Putnam New Opportunities Fund, during the fiscal year ended June 30, 2002. The returns are especially disappointing because of the ground the markets and the economy seemed to have been gaining when we reported on its midyear results.

However, the fund remains positioned to benefit once investor sentiment begins to turn the corner. On the following pages, you will find a full explanation of the reasons for the fund's decline during the year, as well as a view of prospects for the months ahead.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
August 21, 2002

REPORT FROM FUND MANAGEMENT

This fund is managed by the Putnam Large-Cap Growth and Specialty Growth teams

The 12 months ended June 30, 2002, represented one of the most difficult periods the U.S. financial markets have encountered in decades. The year included a global recession and struggling U.S. economy, the September 11 terrorist attacks, geopolitical instability, and extremely negative investor sentiment in the aftermath of some highly publicized corporate scandals. Investors were overwhelmed by the dramatic events, choosing to ignore many positive signs of a strengthening economy, such as low interest rates and inflation, improving productivity, and growth in the housing, manufacturing, and services sectors. For the fiscal year ended June 30, 2002, Putnam New Opportunities Fund's performance lagged that of its benchmark, the Russell Midcap Growth Index, and the average return of the funds in its competitive universe, as measured by the Lipper Multi-Cap Growth Fund category. This relative underperformance was due in part to declines in the large-cap portion of the portfolio, as growth stocks of large companies were pressured most by the difficult market conditions.

Total return for 12 months ended 6/30/02

      Class A         Class B          Class C          Class M
    NAV     POP      NAV   CDSC       NAV   CDSC      NAV     POP
-----------------------------------------------------------------------
  -32.71% -36.58%  -33.21% -36.55%  -33.21% -33.88% -33.04% -35.39%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance information for longer periods and explanation of performance calculation methods begin on page 7.

* A DIFFICULT YEAR FOR GROWTH STOCKS

When the fiscal year began, the U.S. stock market was struggling with a severe economic slowdown that had become a recession in March 2001. The speed and magnitude of the slowdown had a negative impact on business spending, consumer behavior, and investor sentiment, and led to sharp declines for growth stocks across all industries. Just as some signs of improvement were emerging in late summer 2001, the terrorist attacks of September 11 sent markets to new lows. The attacks forced the U.S. equity markets to close for four consecutive days -- the longest hiatus since the Great Depression -- and in their wake the Dow Jones Industrial Average posted its worst quarterly loss in 14 years.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Retail                        11.7%

Electronics                    8.6%

Health-care
services                       8.1%

Software                       7.2%

Pharmaceuticals                7.1%

Footnote reads:
*Based on net assets as of 6/30/02. Holdings will vary over time.


The final three months of 2001 provided one of the few bright spots in an otherwise dismal year for growth investors. The market environment improved as investors reacted enthusiastically to government efforts to stimulate the economy and positive military reports from Afghanistan. As 2001 came to a close, growth stocks surged. In 2002, however, that rally came to an end, even as the economic picture brightened considerably. Evidence began to emerge that a recovery was underway, but by the midpoint of 2002, the close of your fund's fiscal year, stocks continued to struggle.

* LARGE COMPANIES, TECHNOLOGY DECLINED SHARPLY

A significant detractor from fund performance has been the widespread weakness in large-cap growth stocks, which have been hurt by the global recession and negative investor sentiment. The investment advantages traditionally offered by many large companies -- such as a diverse business mix or global reach -- have proven detrimental in the current environment. Larger, more complicated companies that have grown primarily through acquisition have been hurt by negative investor sentiment in the aftermath of the Enron/Arthur Andersen scandal and highly publicized investigations of accounting irregularities at other large firms. In addition, large companies with businesses in markets worldwide have been hurt by the global recession that has pressured many growth sectors.

Technology stocks continued to be among the hardest hit by the market decline. The slumping economy of the past two years has led consumers and businesses to cut back sharply on technology spending. Although the first stocks to decline were those in "new economy" areas such as Internet services, the downturn eventually punished even the most well-established technology companies. From its peak on March 10, 2000, through June 30, 2002, the Nasdaq Composite Index, a measure of technology stock performance, declined 70.98%.

While technology represents the largest portion of your fund's net assets, it is important to note that the fund has an underweight position in the sector relative to its Russell Midcap Growth Index benchmark. This underweight position helped the fund's relative performance during the fiscal year, although broad declines across the sector still dampened your fund's absolute returns. We continue to believe that the technology sector has long-term growth potential, especially when businesses resume spending on technology, which will be necessary to remain competitive. Within technology, the fund's focus is on areas such as security, storage, and enterprise networking, which have held up best in the difficult market environment.

Fund Profile

Putnam New Opportunities Fund has a multi-cap strategy, seeking to invest in the highest quality large-cap companies as well as small- and mid-cap growth companies. The fund's management teams seek to identify dynamic companies that are positioned in sectors believed to offer above-average growth potential. The fund may be appropriate for investors who are seeking long-term growth potential from stocks of small, midsize, and large companies.

* HEALTH-CARE SECTOR DELIVERED MIXED RESULTS

Stocks of pharmaceutical and biotechnology companies were also under considerable pressure during the fiscal year. Pharmaceutical companies have faced a number of challenges recently, including a slower and more stringent Food and Drug Administration (FDA) approval process, disappointing sales for several highly anticipated drugs, and an increasing number of medicines whose patent protection will soon expire.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS

Dollar Tree Stores, Inc.
Retail

Bed Bath & Beyond, Inc.
Retail

Ryanair Holdings PLC ADR (Ireland)
Airlines

Microsoft Corp.
Software

Westwood One, Inc.
Media

AutoZone, Inc.
Retail

Maxim Integrated Products, Inc.
Electronics

Pfizer, Inc.
Pharmaceuticals

TCF Financial Corp.
Banking

AmerisourceBergen Corp.
Health-care services

Footnote reads:
These holdings represent 14.4% of the fund's net assets as of 6/30/02. Portfolio holdings will vary over time.

Biotechnology companies, which discover and develop innovative drugs and treatments and rely on successful clinical trials to gain investor confidence, were also negatively affected. During the period, some highly publicized court cases and problems with clinical trials led to negative investor sentiment toward the entire biotechnology sector.

Within health care, however, your fund was focused on the services sector, which performed well, especially hospitals and HMOs. These stocks delivered strength as hospital admissions rose for the first time in years and the reimbursement environment improved. In the health-care sector, stock selection will continue to be important, and the fund is focused on industries that should benefit from favorable demographics. For example, medical technology stocks in orthopedics should perform well as the aging population seeks innovative medical solutions.

* RETAIL STOCKS DELIVERED STRENGTH

Despite the market turbulence, a number of stocks in your fund's portfolio held their own. Although investors were nervous about the corporate profit outlook, people continued spending at a healthy rate throughout the fiscal year. The weak economic environment drove consumers to value-oriented retailers, which helped fund holdings such as Dollar Tree Stores, Inc., AutoZone, Inc., and Bed Bath & Beyond Inc.

The fund also benefited from regional bank stocks, which had relatively strong growth rates during the period. Regional banks have gained market share because they can provide more customer-focused services that differentiate them from large banks. Among the better performers in your fund's portfolio were Zions Bancorporation, TCF Financial Corp., and National Commerce Financial Corporation. While these holdings, and others discussed in this report, were viewed favorably at the end of the fiscal period, all are subject to review in accordance with the fund's investment strategy and may vary in the future.

* LONG-TERM PERSPECTIVE IS ESSENTIAL FOR INVESTORS

Although more volatility appears likely, we remain optimistic about the long-term growth prospects of stocks in the fund's portfolio. While slower-growth sectors performed best during fiscal 2002, more aggressive growth companies have begun to show signs of improvement. Companies are showing significant productivity gains, driven by technology, labor force reductions, and tightly controlled costs. It also appears that corporate spending, while still sluggish now, will begin to increase later in the year, which should lead to profitability growth. In addition, we believe that your fund's portfolio remains much more broadly diversified than it was in the late 1990s, enabling it to take advantage of a wider range of growth opportunities. As always, your fund will maintain its focus and will remain fully invested in the sectors and stocks that we believe will reward investors over time.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 6/30/02, there is no guarantee the fund will continue to hold these securities in the future. The fund invests all or a portion of its assets in small to midsize companies. Such investments increase the risk of greater price fluctuations.

The fund is managed by the Putnam Large-Cap Growth and Specialty Growth teams. The members of the Specialty Growth Team are Daniel Miller (Portfolio Leader), Kenneth Doerr (Portfolio Member), Dana Clark, Roland Gillis, Michael Mufson, Margery Parker, Anthony Sellitto, Richard Weed, and Eric Wetlaufer. The members of the Large-Cap Growth Team are Jeffrey Lindsey (Portfolio Member), Brian O 'Toole (Portfolio Member), Tony Elavia, Lee Montag, and David Santos.


PUTNAM'S POLICY ON CONFIDENTIALITY

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders' addresses, telephone numbers, Social Security numbers, and the names of their financial advisors. We use this information to assign an account number and to help us maintain accurate records of transactions and account balances.

It is our policy to protect the confidentiality of your information, whether or not you currently own shares of our funds, and in particular, not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we share this information with outside vendors who provide services to us, such as mailing and proxy solicitation. In those cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. We may also share this information with our Putnam affiliates to service your account or provide you with information about other Putnam products or services. It is also our policy to share account information with your financial advisor, if you've listed one on your Putnam account.

If you would like clarification about our confidentiality policies or have any questions or concerns, please don't hesitate to contact us at 1-800-225-1581, Monday through Friday, 8:30 a.m. to 7:00 p.m., or
Saturdays from 9:00 a.m. to 5:00 p.m. Eastern Time.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.

TOTAL RETURN FOR PERIODS ENDED 6/30/02

                     Class A         Class B         Class C         Class M
(inception dates)   (8/31/90)       (3/1/93)        (7/26/99)       (12/1/94)
                   NAV     POP     NAV    CDSC     NAV    CDSC     NAV     POP
------------------------------------------------------------------------------
1 year          -32.71% -36.58% -33.21% -36.55% -33.21% -33.88% -33.04% -35.39%
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5 years          -3.90   -9.42   -7.15   -8.53   -7.42   -7.42   -6.28   -9.56
Annual average   -0.79   -1.96   -1.47   -1.77   -1.53   -1.53   -1.29   -1.99
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10 years        210.43  192.67  189.28  189.28  187.88  187.88  195.25  184.96
Annual average   11.99   11.34   11.21   11.21   11.15   11.15   11.43   11.04
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Annual average
(life of fund)   15.40   14.83   14.56   14.56   14.54   14.54   14.80   14.45
------------------------------------------------------------------------------


COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 6/30/02

                          Russell Midcap           Consumer
                           Growth Index           price index
------------------------------------------------------------------------------
1 year                       -26.34%                 1.01%
------------------------------------------------------------------------------
5 years                       11.86                 12.03
Annual average                 2.27                  2.30
------------------------------------------------------------------------------
10 years                     148.94                 28.17
Annual average                 9.55                  2.51
------------------------------------------------------------------------------
Annual average
(life of fund)                11.39                  2.67
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception are derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and higher operating expenses for such shares. For a portion of the period, the fund had limited expenses, without which returns would have been lower.


[GRAPHIC OMITTED: worm chart GROWTH OF A $10,000 INVESTMENT]

GROWTH OF A $10,000 INVESTMENT

Cumulative total return of a $10,000 investment since 6/30/92

               Fund's class A         Russell Midcap      Consumer price
Date            shares at POP          Growth Index           index


6/30/92            9,425                  10,000              10,000
6/30/94           17,470                  12,113              10,556
6/30/96           29,210                  18,296              11,184
6/30/98           40,428                  27,601              11,626
6/30/00           76,435                  49,343              12,297
6/30/02          $29,267                 $24,894             $12,817

Footnote reads:
Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund's class B and class C shares would have been valued at $28,928 and $28,788, respectively, and no contingent deferred sales charges would apply; a $10,000 investment in the fund's class M shares would have been valued at $29,525 ($28,496 at public offering price). See first page of performance section for performance calculation method.


PRICE AND DISTRIBUTION* INFORMATION 12 MONTHS ENDED 6/30/02

                  Class A       Class B       Class C       Class M
------------------------------------------------------------------------------
Share value:    NAV     POP       NAV           NAV       NAV     POP
------------------------------------------------------------------------------
6/30/01       $47.97  $50.90     $44.50        $47.21   $46.03  $47.70
------------------------------------------------------------------------------
6/30/02        32.28   34.25      29.72         31.53    30.82   31.94
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be more or less than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares.

*The fund made no distributions during the period.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE BENCHMARKS

Russell Midcap Growth Index is an unmanaged index of all medium and medium/small companies in the Russell 1000 Index chosen for their growth orientation. The index assumes reinvestment of all distributions and does not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, preceded by the Report of independent accountants, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.


REPORT OF INDEPENDENT ACCOUNTANTS

To the Trustees and Shareholders of
Putnam New Opportunities Fund

In our opinion, the accompanying statement of assets and liabilities, including the fund's portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Putnam New Opportunities Fund (the "fund") at June 30, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of investments owned at June 30, 2002 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 12, 2002



THE FUND'S PORTFOLIO
June 30, 2002

COMMON STOCKS (99.4%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.3%)
-------------------------------------------------------------------------------------------------------------------
            239,000 L-3 Communications Holdings, Inc. (NON)                                           $  12,906,000
            187,575 Northrop Grumman Corp.                                                               23,446,875
                                                                                                      -------------
                                                                                                         36,352,875

Airlines (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,015,800 Ryanair Holdings PLC ADR (Ireland) (NON)                                            174,905,962

Automotive (0.3%)
-------------------------------------------------------------------------------------------------------------------
            236,600 Advance Auto Parts, Inc. (NON)                                                       12,897,066
            168,100 Johnson Controls, Inc.                                                               13,718,641
            156,000 Lear Corp. (NON)                                                                      7,215,000
                                                                                                      -------------
                                                                                                         33,830,707

Banking (4.5%)
-------------------------------------------------------------------------------------------------------------------
            918,397 Bank of New York Company, Inc. (The)                                                 30,995,899
            249,600 Charter One Financial, Inc.                                                           8,581,248
            305,100 Fifth Third Bancorp                                                                  20,334,915
            576,700 Greater Bay Bancorp                                                                  17,739,292
            410,800 Greenpoint Financial Corp.                                                           20,170,280
            368,900 Investors Financial Services Corp.                                                   12,372,906
            205,500 M&T Bank Corp.                                                                       17,623,680
          3,067,200 National Commerce Financial Corp.                                                    80,667,360
            675,000 New York Community Bancorp, Inc.                                                     18,009,000
          1,731,000 North Fork Bancorporation, Inc.                                                      68,911,110
            614,100 South Trust Corp.                                                                    16,040,292
          3,133,000 TCF Financial Corp.                                                                 153,830,300
          1,400,900 Zions Bancorporation                                                                 72,986,890
                                                                                                      -------------
                                                                                                        538,263,172

Beverage (0.8%)
-------------------------------------------------------------------------------------------------------------------
            356,469 Anheuser-Busch Companies, Inc.                                                       17,823,450
            237,700 Coca-Cola Co. (The)                                                                  13,311,200
            777,800 Pepsi Bottling Group, Inc. (The)                                                     23,956,240
            804,285 PepsiCo, Inc.                                                                        38,766,537
                                                                                                      -------------
                                                                                                         93,857,427

Biotechnology (4.3%)
-------------------------------------------------------------------------------------------------------------------
            378,400 Abgenix, Inc. (NON)                                                                   3,708,320
            267,100 Affymetrix, Inc. (NON)                                                                6,407,729
            746,600 Amgen, Inc. (NON)                                                                    31,267,608
            809,300 Applera Corporation-Applied Biosystems Group                                         15,773,257
          2,072,800 Celgene Corp. (NON)                                                                  31,713,840
            161,900 Chiron Corp. (NON)                                                                    5,723,165
            890,200 Genzyme Corp. (NON)                                                                  17,127,448
          3,041,100 Gilead Sciences, Inc. (NON)                                                          99,991,368
          2,004,100 IDEC Pharmaceuticals Corp. (NON)                                                     71,045,345
            296,400 IDEXX Laboratories, Inc. (NON)                                                        7,644,156
            771,300 Immunex Corp. (NON)                                                                  17,230,842
            455,000 InterMune, Inc. (NON)                                                                 9,600,500
          1,651,800 Invitrogen Corp. (NON)                                                               52,874,118
            564,500 Ligand Pharmaceuticals, Inc. Class B-Private
                    (acquired 4/16/02, cost $9,201,350) (NON) (RES)                                       7,366,725
          4,168,000 MedImmune, Inc. (NON)                                                               110,035,200
            429,000 Protein Design Labs, Inc. (NON)                                                       4,658,940
            590,100 QIAGEN NV (Netherlands) (NON)                                                         6,874,665
            429,300 Scios, Inc. (NON)                                                                    13,140,873
            104,700 Trimeris, Inc. (NON)                                                                  4,647,633
                                                                                                      -------------
                                                                                                        516,831,732

Capital Goods (0.1%)
-------------------------------------------------------------------------------------------------------------------
            133,500 Eaton Corp.                                                                           9,712,125

Chemicals (0.1%)
-------------------------------------------------------------------------------------------------------------------
            189,900 Praxair, Inc.                                                                        10,818,603

Commercial and Consumer Services (3.4%)
-------------------------------------------------------------------------------------------------------------------
          2,750,000 CDW Computer Centers, Inc. (NON)                                                    128,727,500
            868,933 Choicepoint, Inc. (NON)                                                              39,510,399
          1,700,600 Cintas Corp.                                                                         84,060,658
            443,000 eBay, Inc. (NON)                                                                     27,297,660
            419,700 Ecolab, Inc.                                                                         19,402,731
            825,000 Paychex, Inc.                                                                        25,814,250
            895,000 Robert Half International, Inc. (NON)                                                20,853,500
          1,282,700 TMP Worldwide, Inc. (NON)                                                            27,578,050
            627,393 Weight Watchers International, Inc. (NON)                                            27,253,952
                                                                                                      -------------
                                                                                                        400,498,700

Communications Equipment (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,641,490 Cisco Systems, Inc. (NON) (SEG)                                                      64,748,786
          3,247,800 Extreme Networks, Inc. (NON)                                                         32,770,302
            716,506 Nokia OYJ ADR (Finland)                                                              10,375,007
          1,545,000 Polycom, Inc. (NON)                                                                  18,524,550
            557,077 QUALCOMM, Inc. (NON)                                                                 15,314,047
          8,460,000 Sonus Networks, Inc. (NON)                                                           17,089,200
                                                                                                      -------------
                                                                                                        158,821,892

Computer Services (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,898,100 Affiliated Computer Services, Inc. Class A (NON)                                     90,121,788
          3,373,800 BISYS Group, Inc. (The) (NON)                                                       112,347,540
            586,800 Concord EFS, Inc. (NON)                                                              17,686,152
            757,500 Convergys Corp. (NON)                                                                14,756,100
            834,000 DST Systems, Inc. (NON)                                                              38,122,140
          1,134,750 Fiserv, Inc. (NON)                                                                   41,656,673
            757,000 Jack Henry & Associates, Inc.                                                        12,634,330
            786,900 KPMG Consulting, Inc. (NON)                                                          11,693,334
          2,985,700 SunGard Data Systems, Inc. (NON)                                                     79,061,336
                                                                                                      -------------
                                                                                                        418,079,393

Computers (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,139,500 Lexmark International, Inc. (NON)                                                    61,988,800
            906,400 Mentor Graphics Corp. (NON)                                                          12,889,008
          1,221,300 Symbol Technologies, Inc.                                                            10,381,050
                                                                                                      -------------
                                                                                                         85,258,858

Computers-Hardware (3.5%)
-------------------------------------------------------------------------------------------------------------------
          1,216,100 Brocade Communications Systems, Inc. (NON)                                           21,257,428
          2,501,854 Dell Computer Corp. (NON)                                                            65,398,464
            861,200 EMC Corp. (NON)                                                                       6,502,060
          2,457,300 Emulex Corp. (NON)                                                                   55,313,823
          1,129,354 Hewlett-Packard Co.                                                                  17,256,529
            532,636 IBM Corp.                                                                            38,349,792
            553,300 McDATA Corp. Class A (NON)                                                            4,874,573
          5,293,100 Network Appliance, Inc. (NON)                                                        65,846,164
          3,630,600 QLogic Corp. (NON)                                                                  138,325,860
                                                                                                      -------------
                                                                                                        413,124,693

Computers-Software and Services (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,214,600 VeriSign, Inc. (NON)                                                                  8,732,974

Conglomerates (1.3%)
-------------------------------------------------------------------------------------------------------------------
          4,529,827 General Electric Co. (SEG)                                                          131,591,474
          1,658,649 Tyco International, Ltd. (Bermuda)                                                   22,408,348
                                                                                                      -------------
                                                                                                        153,999,822

Consumer Finance (1.7%)
-------------------------------------------------------------------------------------------------------------------
          2,152,300 AmeriCredit Corp. (NON)                                                              60,372,015
          2,352,600 Capital One Financial Corp.                                                         143,626,230
            600,900 Metris Companies, Inc.                                                                4,993,479
                                                                                                      -------------
                                                                                                        208,991,724

Consumer Goods (0.4%)
-------------------------------------------------------------------------------------------------------------------
            202,800 Alberto-Culver Co. Class B                                                            9,693,840
            335,800 Clorox Co.                                                                           13,885,330
            434,908 Colgate-Palmolive Co.                                                                21,767,145
            235,100 Newell Rubbermaid, Inc.                                                               8,242,606
                                                                                                      -------------
                                                                                                         53,588,921

Electric Utilities (0.1%)
-------------------------------------------------------------------------------------------------------------------
            275,700 Progress Energy, Inc.                                                                14,339,157

Electronics (8.6%)
-------------------------------------------------------------------------------------------------------------------
            788,200 Applied Micro Circuits Corp. (NON)                                                    3,728,186
          2,652,383 Broadcom Corp. Class A (NON)                                                         46,522,798
          2,823,400 Celestica, Inc. (Canada) (NON)                                                       64,119,414
            287,100 FEI Co. (NON)                                                                         7,036,821
          3,679,900 Integrated Device Technology, Inc. (NON)                                             66,753,386
          4,709,639 Intel Corp.                                                                          86,045,105
          1,280,000 Intersil Corp. Class A (NON)                                                         27,366,400
          1,379,100 Jabil Circuit, Inc. (NON)                                                            29,112,801
          3,298,700 Linear Technology Corp.                                                             103,678,141
          1,500,100 LSI Logic Corp. (NON)                                                                13,125,875
          5,932,800 Marvell Technology Group, Ltd. (Bermuda) (NON)                                      118,003,392
          4,286,300 Maxim Integrated Products, Inc. (NON)                                               164,293,879
          2,944,500 Micrel, Inc. (NON)                                                                   42,341,910
          2,520,600 Microchip Technology, Inc. (NON)                                                     69,140,058
          3,939,900 PMC - Sierra, Inc. (NON)                                                             36,522,873
          3,933,100 RF Micro Devices, Inc. (NON)                                                         29,970,222
          2,784,800 Semtech Corp. (NON)                                                                  74,354,160
            391,300 Silicon Laboratories, Inc. (NON)                                                     10,952,487
            406,000 Skyworks Solutions, Inc. (NON)                                                        2,253,300
          1,440,000 Xilinx, Inc. (NON)                                                                   32,299,200
                                                                                                      -------------
                                                                                                      1,027,620,408

Energy (3.9%)
-------------------------------------------------------------------------------------------------------------------
          2,212,800 BJ Services Co. (NON)                                                                74,969,664
            299,800 Cooper Cameron Corp. (NON)                                                           14,516,316
            540,000 Diamond Offshore Drilling, Inc.                                                      15,390,000
          2,085,000 ENSCO International, Inc.                                                            56,837,100
          2,832,400 GlobalSantaFe Corp.                                                                  77,466,140
          2,380,700 Nabor Industries, Ltd. (Barbardos) (NON)                                             84,038,710
          1,677,700 National-Oilwell, Inc. (NON)                                                         35,315,585
          1,575,000 Patterson-UTI Energy, Inc. (NON)                                                     44,462,250
            356,900 Smith International, Inc. (NON)                                                      24,337,011
            335,000 Transocean Sedco Forex, Inc.                                                         10,435,250
            595,000 Weatherford Intl., Ltd. (NON)                                                        25,704,000
                                                                                                      -------------
                                                                                                        463,472,026

Financial (1.1%)
-------------------------------------------------------------------------------------------------------------------
            858,392 Citigroup, Inc.                                                                      33,262,690
            881,233 Fannie Mae                                                                           64,990,934
            298,000 SLM Corp.                                                                            28,876,200
                                                                                                      -------------
                                                                                                        127,129,824

Food (0.5%)
-------------------------------------------------------------------------------------------------------------------
            619,089 Kraft Foods, Inc. Class A                                                            25,351,695
          1,266,200 Krispy Kreme Doughnuts, Inc. (NON)                                                   40,758,978
                                                                                                      -------------
                                                                                                         66,110,673

Gaming & Lottery (1.4%)
-------------------------------------------------------------------------------------------------------------------
          1,832,100 Harrah's Entertainment, Inc. (NON)                                                   81,253,635
          1,255,200 International Game Technology (NON)                                                  71,169,840
            310,100 MGM Mirage, Inc. (NON)                                                               10,465,875
                                                                                                      -------------
                                                                                                        162,889,350

Health Care Services (8.1%)
-------------------------------------------------------------------------------------------------------------------
          2,564,600 AdvancePCS (NON)                                                                     61,396,524
          2,010,490 AmerisourceBergen Corp.                                                             152,797,240
          1,101,100 Anthem, Inc. (NON)                                                                   74,302,228
            205,700 Cardinal Health, Inc.                                                                12,632,037
          6,053,800 Caremark Rx, Inc. (NON)                                                              99,887,700
          2,330,000 Community Health Systems, Inc. (NON)                                                 62,444,000
          1,047,000 Express Scripts, Inc. Class A (NON)                                                  52,465,170
            995,215 HCA, Inc.                                                                            47,272,713
          3,837,000 Health Management Assoc., Inc. (NON)                                                 77,315,550
            685,900 Health Net, Inc. (NON)                                                               18,361,543
          1,958,200 Laboratory Corporation of America Holdings (NON)                                     89,391,830
          1,243,100 Quest Diagnostics, Inc. (NON)                                                       106,968,755
            326,000 Trigon Healthcare, Inc. (NON)                                                        32,789,080
            716,140 UnitedHealth Group, Inc.                                                             65,562,617
            142,300 Universal Health Services, Inc. Class B (NON)                                         6,972,700
                                                                                                      -------------
                                                                                                        960,559,687

Insurance (1.6%)
-------------------------------------------------------------------------------------------------------------------
            292,500 ACE, Ltd. (Bermuda)                                                                   9,243,000
            234,400 AMBAC Financial Group, Inc.                                                          15,751,680
          1,118,319 American International Group, Inc.                                                   76,302,905
            159,700 Everest Re Group, Ltd. (Barbardos)                                                    8,935,215
            301,800 Gallagher, Arthur J. & Co.                                                           10,457,370
            171,600 Progressive Corp. (The)                                                               9,927,060
          1,541,800 Willis Group Holdings, Ltd. (United Kingdom) (NON)                                   50,740,638
            183,610 XL Capital, Ltd. Class A (Bermuda)                                                   15,551,767
                                                                                                      -------------
                                                                                                        196,909,635

Investment Banking/Brokerage (1.5%)
-------------------------------------------------------------------------------------------------------------------
            105,000 Affiliated Managers Group (NON)                                                       6,457,500
            194,800 Bear Stearns Companies, Inc. (The)                                                   11,921,760
          2,442,400 Charles Schwab Corp. (The)                                                           27,354,880
            636,800 Federated Investors, Inc.                                                            22,014,176
          1,131,900 Franklin Resources, Inc.                                                             48,264,216
            294,900 Investment Technology Group, Inc. (NON)                                               9,643,230
            153,700 Legg Mason, Inc.                                                                      7,583,558
            758,779 Merrill Lynch & Company, Inc.                                                        30,730,550
            271,200 T Rowe Price Group, Inc.                                                              8,917,056
                                                                                                      -------------
                                                                                                        172,886,926

Leisure (0.2%)
-------------------------------------------------------------------------------------------------------------------
            348,500 Harley-Davidson, Inc.                                                                17,867,595

Lodging/Tourism (0.5%)
-------------------------------------------------------------------------------------------------------------------
          1,593,773 Cendant Corp. (NON)                                                                  25,309,115
            545,000 Four Seasons Hotels, Inc. (Canada)                                                   25,560,500
            779,400 Host Marriott Corp.                                                                   8,807,220
                                                                                                      -------------
                                                                                                         59,676,835

Machinery (0.1%)
-------------------------------------------------------------------------------------------------------------------
            182,700 Ingersoll-Rand Co. Class A (Bermuda)                                                  8,342,082

Media (5.1%)
-------------------------------------------------------------------------------------------------------------------
            666,000 Charter Communications, Inc. Class A (NON)                                            2,717,280
            491,233 Comcast Corp. Class A (NON)                                                          11,710,995
          1,181,814 Echostar Communications Corp. Class A (NON)                                          21,934,468
          2,185,600 Entercom Communications Corp. (NON)                                                 100,319,040
            332,700 Hispanic Broadcasting Corp. (NON)                                                     8,683,470
            450,700 Interpublic Group of Companies, Inc.                                                 11,159,332
          3,616,400 Lamar Advertising Co. (NON)                                                         134,566,244
          2,194,800 Radio One, Inc. Class D (NON)                                                        32,636,676
            261,300 Tribune Co.                                                                          11,366,550
            531,836 Univision Communications, Inc. Class A (NON)                                         16,699,650
            857,900 USA Networks, Inc. (NON)                                                             20,117,755
          1,430,695 Viacom, Inc. Class B (NON)                                                           63,479,937
          5,192,600 Westwood One, Inc. (NON)                                                            173,536,692
                                                                                                      -------------
                                                                                                        608,928,089

Medical Technology (4.3%)
-------------------------------------------------------------------------------------------------------------------
          6,948,800 Apogent Technologies, Inc. (NON) (AFF)                                              142,936,816
          2,707,900 Biomet, Inc.                                                                         73,438,248
            374,000 Charles River Laboratories International, Inc. (NON)                                 13,108,700
            525,600 Cytyc Corp. (NON)                                                                     4,005,072
            464,700 Guidant Corp. (NON)                                                                  14,047,881
          1,609,707 Medtronic, Inc.                                                                      68,975,945
            435,500 St. Jude Medical, Inc. (NON)                                                         32,161,675
            455,400 Stryker Corp.                                                                        24,368,454
            840,000 Varian Medical Systems, Inc. (NON)                                                   34,062,000
          3,043,200 Zimmer Holdings, Inc. (NON)                                                         108,520,512
                                                                                                      -------------
                                                                                                        515,625,303

Natural Gas Utilities (0.2%)
-------------------------------------------------------------------------------------------------------------------
            270,637 Dynegy, Inc. Class A                                                                  1,948,586
            600,000 Kinder Morgan, Inc.                                                                  22,812,000
                                                                                                      -------------
                                                                                                         24,760,586

Oil & Gas (1.5%)
-------------------------------------------------------------------------------------------------------------------
            414,600 Burlington Resources, Inc.                                                           15,754,800
            520,600 EOG Resources, Inc.                                                                  20,667,820
            152,800 Kerr-McGee Corp.                                                                      8,182,440
            258,700 Murphy Oil Corp.                                                                     21,342,750
          2,680,000 Noble Corp. (NON)                                                                   103,448,000
            125,500 Valero Energy Corp.                                                                   4,696,210
                                                                                                      -------------
                                                                                                        174,092,020

Pharmaceuticals (7.1%)
-------------------------------------------------------------------------------------------------------------------
            914,600 Abbott Laboratories                                                                  34,434,690
          1,719,400 Allergan, Inc.                                                                      114,769,950
            891,600 Andrx Group (NON)                                                                    24,046,452
            331,800 Barr Laboratories, Inc. (NON)                                                        21,079,254
            152,000 Biovail Corp. (Canada) (NON)                                                          4,401,920
          2,543,700 Cephalon, Inc. (NON)                                                                114,975,240
          1,064,500 Enzon, Inc. (NON)                                                                    26,740,240
            225,300 Forest Laboratories, Inc. (NON)                                                      15,951,240
            562,300 IVAX Corp. (NON)                                                                      6,072,840
          1,728,561 Johnson & Johnson                                                                    90,334,598
          3,457,763 King Pharmaceuticals, Inc. (NON)                                                     76,935,227
            821,505 Lilly (Eli) & Co.                                                                    46,332,882
            290,300 Medicis Pharmaceutical Corp. Class A (NON)                                           12,413,228
            997,400 Merck & Company, Inc.                                                                50,508,336
          4,673,500 Pfizer, Inc.                                                                        163,572,500
          1,405,000 Shire Pharmaceuticals Group PLC ADR
                    (United Kingdom) (NON)                                                               36,263,050
                                                                                                      -------------
                                                                                                        838,831,647

Power Producers (0.1%)
-------------------------------------------------------------------------------------------------------------------
          1,016,800 Mirant Corp. (NON)                                                                    7,422,640

Railroads (0.1%)
-------------------------------------------------------------------------------------------------------------------
            437,900 Norfolk Southern Corp.                                                               10,238,102

Restaurants (1.4%)
-------------------------------------------------------------------------------------------------------------------
            314,700 Applebee's International, Inc.                                                        7,162,572
          5,813,500 Starbucks Corp. (NON)                                                               144,465,475
            307,100 Wendy's International, Inc.                                                          12,231,793
                                                                                                      -------------
                                                                                                        163,859,840

Retail (11.7%)
-------------------------------------------------------------------------------------------------------------------
          2,230,000 AutoZone, Inc. (NON)                                                                172,379,000
          4,832,000 Bed Bath & Beyond, Inc. (NON)                                                       182,359,680
            839,951 Best Buy Companies, Inc. (NON)                                                       30,490,185
            250,400 Coach, Inc. (NON)                                                                    13,746,960
            298,000 Columbia Sportswear Co. (NON)                                                         9,535,702
          5,186,500 Dollar Tree Stores, Inc. (NON)                                                      204,399,947
          3,514,200 Family Dollar Stores, Inc.                                                          123,875,550
          2,835,000 Foot Locker, Inc. (NON)                                                              40,965,750
            725,259 Home Depot, Inc. (The)                                                               26,638,763
            276,391 Kohl's Corp. (NON)                                                                   19,369,481
          1,776,931 Lowe's Companies, Inc.                                                               80,672,667
          3,292,500 Office Depot, Inc. (NON)                                                             55,314,000
            268,100 Pier 1 Imports, Inc.                                                                  5,630,100
            310,800 Ross Stores, Inc.                                                                    12,665,100
          4,059,700 Staples, Inc. (NON)                                                                  79,976,090
            384,300 Talbots, Inc. (The)                                                                  13,450,500
          6,570,400 TJX Companies, Inc. (The)                                                           128,845,544
          1,940,155 Wal-Mart Stores, Inc.                                                               106,727,927
            690,500 Walgreen Co.                                                                         26,674,015
          1,148,700 Whole Foods Market, Inc. (NON)                                                       55,390,314
                                                                                                      -------------
                                                                                                      1,389,107,275

Schools (0.7%)
-------------------------------------------------------------------------------------------------------------------
          1,665,500 Apollo Group, Inc. Class A (NON)                                                     65,654,010
            395,000 Career Education Corp. (NON)                                                         17,775,000
                                                                                                      -------------
                                                                                                         83,429,010

Semiconductor (2.5%)
-------------------------------------------------------------------------------------------------------------------
          2,368,100 ASM Lithography Holdings NV (Netherlands) (NON)                                      35,805,672
          2,436,973 KLA-Tencor Corp. (NON)                                                              107,202,442
          2,975,800 LAM Research Corp. (NON)                                                             53,504,884
          2,038,800 Novellus Systems, Inc. (NON)                                                         69,319,200
          1,532,300 Teradyne, Inc. (NON)                                                                 36,009,050
                                                                                                      -------------
                                                                                                        301,841,248

Shipping (0.5%)
-------------------------------------------------------------------------------------------------------------------
            625,000 C.H. Robinson Worldwide, Inc.                                                        20,956,250
            966,200 Expeditors International of Washington, Inc.                                         32,039,192
            211,600 Ryder System, Inc.                                                                    5,732,244
                                                                                                      -------------
                                                                                                         58,727,686

Software (7.2%)
-------------------------------------------------------------------------------------------------------------------
          1,305,400 Adobe Systems, Inc.                                                                  37,203,900
            204,800 Advent Software, Inc. (NON)                                                           5,263,360
            656,800 Amdocs, Ltd. (Guernsey) (NON)                                                         4,958,840
            466,500 BEA Systems, Inc. (NON)                                                               4,436,415
          1,365,000 Cadence Design Systems, Inc. (NON)                                                   22,003,800
          2,047,800 Cognos, Inc. (Canada) (NON)                                                          45,440,682
          2,271,000 Electronic Arts, Inc. (NON)                                                         149,999,550
            528,000 Internet Security Systems, Inc. (NON)                                                 6,927,360
            518,400 Intuit, Inc. (NON)                                                                   25,774,848
            528,100 J.D. Edwards & Co. (NON)                                                              6,416,415
            804,000 Manugistics Group, Inc. (NON)                                                         4,912,440
            519,400 Mercury Interactive Corp. (NON)                                                      11,925,424
          3,196,991 Microsoft Corp. (NON)                                                               174,875,408
          1,904,400 NETIQ Corp. (NON)                                                                    43,096,572
          3,173,859 Network Associates, Inc. (NON)                                                       61,160,263
          1,460,413 Oracle Corp. (NON)                                                                   13,830,111
          1,675,000 PeopleSoft, Inc. (NON)                                                               24,924,000
          1,684,900 Quest Software, Inc. (NON)                                                           24,481,597
            828,900 Retek, Inc. (NON)                                                                    20,142,270
            424,895 Siebel Systems, Inc. (NON)                                                            6,042,007
          2,865,700 Symantec Corp. (NON)                                                                 94,138,245
            302,400 Synopsys, Inc. (NON)                                                                 16,574,544
          1,877,100 TIBCO Software, Inc. (NON)                                                           10,436,676
          1,514,027 VERITAS Software Corp. (NON)                                                         29,962,594
          1,439,000 webMethods, Inc. (NON)                                                               14,246,100
                                                                                                      -------------
                                                                                                        859,173,421

Staffing (0.1%)
-------------------------------------------------------------------------------------------------------------------
            270,100 Hewitt Associates, Inc. Class A (NON)                                                 6,293,330

Telecommunications (0.8%)
-------------------------------------------------------------------------------------------------------------------
          2,534,400 CenturyTel, Inc.                                                                     74,764,800
            585,100 Earthlink, Inc. (NON)                                                                 3,879,213
            165,900 Telephone and Data Systems, Inc.                                                     10,045,245
          3,351,100 Time Warner Telecom, Inc. Class A (NON)                                               5,629,848
            613,200 Western Wireless Corp. Class A (NON)                                                  1,962,240
                                                                                                      -------------
                                                                                                         96,281,346

Textiles (0.1%)
-------------------------------------------------------------------------------------------------------------------
            349,500 Jones Apparel Group, Inc. (NON)                                                      13,106,250

Tobacco (0.6%)
-------------------------------------------------------------------------------------------------------------------
          1,649,461 Philip Morris Companies, Inc.                                                        72,048,456

Trucks & Parts (--%)
-------------------------------------------------------------------------------------------------------------------
            107,700 PACCAR, Inc.                                                                          4,780,803
                                                                                                    ---------------
                    Total Common Stocks (cost $12,395,098,039)                                      $11,822,020,830


PURCHASED OPTIONS OUTSTANDING (--%) (a) (cost $2,924,000)                            EXPIRATION DATE/
CONTRACT AMOUNT                                                                      STRIKE PRICE             VALUE
-------------------------------------------------------------------------------------------------------------------
            425,000 Andrx Group (Call)                                               Dec 02/36.00   $     1,718,998


SHORT-TERM INVESTMENTS (1.7%) (a) (cost $202,278,918)
PRINCIPAL AMOUNT                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
$       202,278,918 Short-term investments held in Putnam
                    commingled cash account with yields
                    ranging from 1.74% to 1.83% and due
                    dates ranging from July 1, 2002 to
                    August 27, 2002 (d)                                                             $   202,278,918
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $12,600,300,957) (b)                                    $12,026,018,746
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $11,896,081,667.

  (b) The aggregate identified cost on a tax basis is $12,777,978,529, resulting in gross unrealized appreciation and depreciation of $1,707,228,403 and $2,459,188,186, respectively, or net unrealized depreciation of $751,959,783.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at June 30, 2002 was $7,366,725 or less than 0.1% of net assets.

(AFF) Affiliated Companies (Note 5).

(SEG) A portion of these securities were pledged and segregated with the custodian to cover margin requirements for futures contracts at June 30, 2002.

  (d) See footnote 1 to the financial statements.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

------------------------------------------------------------------------------
Futures Contracts Outstanding at June 30, 2002

                                   Aggregate Face  Expiration      Unrealized
                     Market Value       Value         Date        Appreciation
------------------------------------------------------------------------------
S&P 500 Index
(Long)                 $495,050        $493,596      Sep-02          $1,454
------------------------------------------------------------------------------

Written Options Outstanding at June 30, 2002
(premiums received $1,795,689)

                                               Expiration Date/      Market
Contract Amounts                                 Strike Price        Value
------------------------------------------------------------------------------
425,000    Andrx Group (Put)                    Dec 02/25.00     $  114,582
103,285    Capital One Financial Corp. (Call)   Aug 02/65.00        238,588
 69,347    IDEC Pharmaceuticals Corp. (Put)     July 02/31.5        100,739
293,700    Oracle Corp. (Put)                   July 02/8.85      2,361,598
 71,614    UnitedHealth Group, Inc. (Call)      July 02/95.0        105,352
------------------------------------------------------------------------------
                                                                 $2,920,859
------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
June 30, 2002
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$12,600,300,957) (Note 1)                                                   $12,026,018,746
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                         4,521,251
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                            7,127,126
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                   39,652,822
-------------------------------------------------------------------------------------------
Total assets                                                                 12,077,319,945

Liabilities
-------------------------------------------------------------------------------------------
Payable for variation margin (Note 1)                                                 2,262
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                 43,958,192
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                      104,362,373
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                     17,157,024
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                        3,006,459
-------------------------------------------------------------------------------------------
Payable for compensation of  Trustees (Note 2)                                      633,850
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                         11,622
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                            8,193,266
-------------------------------------------------------------------------------------------
Written options outstanding, at value (premiums received
$1,795,689) (Note 3)                                                              2,920,859
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              992,371
-------------------------------------------------------------------------------------------
Total liabilities                                                               181,238,278
-------------------------------------------------------------------------------------------
Net assets                                                                  $11,896,081,667

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                             $17,828,191,497
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                        (5,356,703,903)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                     (575,405,927)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                 $11,896,081,667

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($7,683,016,366 divided by 238,008,700 shares)                                       $32.28
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $32.28)*                              $34.25
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($2,739,099,625 divided by 92,164,379 shares)**                                      $29.72
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($79,149,095 divided by 2,510,333 shares)**                                          $31.53
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($223,964,344 divided by 7,266,270 shares)                                           $30.82
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $30.82)*                              $31.94
-------------------------------------------------------------------------------------------
Net asset value, offering price and redemption price per class Y share
($1,170,852,237 divided by 35,386,280 shares)                                        $33.09
-------------------------------------------------------------------------------------------

  * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

 ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

    The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Year ended June 30, 2002
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $42,437)                                   $    55,588,438
-------------------------------------------------------------------------------------------
Interest                                                                          8,622,383
-------------------------------------------------------------------------------------------
Total investment income                                                          64,210,821

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                 77,950,742
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                   26,728,174
-------------------------------------------------------------------------------------------
Compensation of  Trustees (Note 2)                                                  183,160
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                     70,686
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                            24,920,921
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                            40,845,622
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                             1,055,454
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                             2,299,595
-------------------------------------------------------------------------------------------
Other                                                                            10,942,544
-------------------------------------------------------------------------------------------
Total expenses                                                                  184,996,898
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                       (1,348,202)
-------------------------------------------------------------------------------------------
Net expenses                                                                    183,648,696
-------------------------------------------------------------------------------------------
Net investment loss                                                            (119,437,875)
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1, 3 and 5) (including net realized gain of $1,117,293 on sales of investment in affiliated
issuers)                                                                     (2,988,605,021)
-------------------------------------------------------------------------------------------
Net realized loss on futures contracts (Note 1)                                 (19,377,507)
-------------------------------------------------------------------------------------------
Net realized gain on written options (Notes 1 and 3)                              1,474,441
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments, written options
and futures contracts during the year                                        (3,375,642,424)
-------------------------------------------------------------------------------------------
Net loss on investments                                                      (6,382,150,511)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                        $(6,501,588,386)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                             Year ended June 30
                                                               ----------------------------------------
                                                                             2002                  2001
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment loss                                              $   (119,437,875)     $   (213,822,939)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                   (3,006,508,087)       (1,364,056,092)
-------------------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                         (3,375,642,424)      (14,856,338,666)
-------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations               (6,501,588,386)      (16,434,217,697)
-------------------------------------------------------------------------------------------------------
Distributions to shareholders (Note 1):
-------------------------------------------------------------------------------------------------------
  From net realized short term gain on investments
   Class A                                                                     --          (689,957,593)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (414,815,205)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --            (6,179,141)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (24,801,026)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --           (90,946,214)
-------------------------------------------------------------------------------------------------------
  From net realized long term gain on investments
   Class A                                                                     --        (1,447,961,463)
-------------------------------------------------------------------------------------------------------
   Class B                                                                     --          (870,541,084)
-------------------------------------------------------------------------------------------------------
   Class C                                                                     --           (12,967,694)
-------------------------------------------------------------------------------------------------------
   Class M                                                                     --           (52,048,024)
-------------------------------------------------------------------------------------------------------
   Class Y                                                                     --          (190,861,894)
-------------------------------------------------------------------------------------------------------
Increase (decrease) from capital share transactions (Note 4)       (2,586,368,633)        4,162,801,381
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                       (9,087,957,019)      (16,072,495,654)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of year                                                  20,984,038,686        37,056,534,340
-------------------------------------------------------------------------------------------------------
End of the year (including undistributed net investment
income of $-- and $--, respectively)                              $11,896,081,667       $20,984,038,686
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $47.97       $96.61       $65.61       $57.68       $44.47
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.22)(c)     (.37)(c)     (.54)(c)     (.32)(c)     (.25)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (15.47)      (38.81)       38.84        10.13        14.55
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (15.69)      (39.18)       38.30         9.81        14.30
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (9.46)       (7.30)       (1.88)       (1.09)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)       (1.88)       (1.09)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $32.28       $47.97       $96.61       $65.61       $57.68
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (32.71)      (43.10)       60.49        17.81        32.75
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $7,683,016  $12,595,034  $21,138,863  $11,817,798  $10,163,386
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)                .98          .89          .86          .93          .98
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.57)        (.55)        (.64)        (.56)        (.49)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.67        67.74        53.13        76.54        65.21
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                     Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $44.50       $91.07       $62.51       $55.42       $43.08
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.48)(c)     (.77)(c)     (.98)(c)     (.66)(c)     (.62)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (14.30)      (36.34)       36.84         9.63        14.05
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (14.78)      (37.11)       35.86         8.97        13.43
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (9.46)       (7.30)       (1.88)       (1.09)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)       (1.88)       (1.09)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $29.72       $44.50       $91.07       $62.51       $55.42
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (33.21)      (43.48)       59.53        17.01        31.78
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $2,739,100   $6,137,938  $12,343,996   $8,382,292   $7,950,848
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.73         1.53         1.46         1.60         1.73
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.32)       (1.19)       (1.24)       (1.23)       (1.24)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.67        67.74        53.13        76.54        65.21
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
---------------------------------------------------------------------------
                                                             For the period
Per-share                                                    July 26, 1999+
operating performance                  Year ended June 30      to June 30
---------------------------------------------------------------------------
                                        2002         2001         2000
---------------------------------------------------------------------------
Net asset value,
beginning of period                   $47.21       $95.94       $65.31
---------------------------------------------------------------------------
Investment operations:
---------------------------------------------------------------------------
Net investment loss (a)                 (.50)        (.82)       (1.13)
---------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (15.18)      (38.45)       39.06
---------------------------------------------------------------------------
Total from
investment operations                 (15.68)      (39.27)       37.93
---------------------------------------------------------------------------
Less distributions:
---------------------------------------------------------------------------
From net realized gain
on investments                            --        (9.46)       (7.30)
---------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)
---------------------------------------------------------------------------
Net asset value,
end of period                         $31.53       $47.21       $95.94
---------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (33.21)      (43.53)       60.14*
---------------------------------------------------------------------------

Ratios and supplemental data
---------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $79,149     $136,417     $118,720
---------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)               1.73         1.64         1.50*
---------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.32)       (1.29)       (1.30)*
---------------------------------------------------------------------------
Portfolio turnover (%)                 76.67        67.74        53.13
---------------------------------------------------------------------------

  + Commencement of operations.

  * Not annualized.

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $46.03       $93.63       $64.05       $56.65       $43.91
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss                     (.40)(c)     (.69)(c)     (.93)(c)     (.58)(c)     (.49)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (14.81)      (37.45)       37.81         9.86        14.32
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (15.21)      (38.14)       36.88         9.28        13.83
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (9.46)       (7.30)       (1.88)       (1.09)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)       (1.88)       (1.09)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $30.82       $46.03       $93.63       $64.05       $56.65
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(a)                (33.04)      (43.38)       59.71        17.19        32.09
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $223,964     $411,251     $770,194     $491,209     $444,325
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(b)               1.48         1.39         1.36         1.43         1.48
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)              (1.07)       (1.05)       (1.14)       (1.06)        (.99)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.67        67.74        53.13        76.54        65.21
-----------------------------------------------------------------------------------------------------

(a) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(b) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

(c) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

    The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS Y
-----------------------------------------------------------------------------------------------------
Per-share
operating performance                                      Year ended June 30
-----------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                   $49.05       $98.28       $66.49       $58.28       $44.82
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.13)        (.21)        (.34)        (.19)        (.13)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments            (15.83)      (39.56)       39.43        10.28        14.68
-----------------------------------------------------------------------------------------------------
Total from
investment operations                 (15.96)      (39.77)       39.09        10.09        14.55
-----------------------------------------------------------------------------------------------------
Less distributions:
-----------------------------------------------------------------------------------------------------
From net realized gain
on investments                            --        (9.46)       (7.30)       (1.88)       (1.09)
-----------------------------------------------------------------------------------------------------
Total distributions                       --        (9.46)       (7.30)       (1.88)       (1.09)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                         $33.09       $49.05       $98.28       $66.49       $58.28
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                (32.54)      (42.96)       60.88        18.11        33.05
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                    $1,170,852   $1,703,399   $2,684,761   $1,032,022     $476,037
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .73          .64          .61          .68          .73
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.32)        (.30)        (.39)        (.32)        (.24)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 76.67        67.74        53.13        76.54        65.21
-----------------------------------------------------------------------------------------------------

(a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

    The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
June 30, 2002

Note 1
Significant accounting policies

Putnam New Opportunities Fund ("the fund") is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The fund seeks capital appreciation by investing principally in common stocks of companies in sectors of the economy which, in the judgment of Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC possess above-average, long-term growth potential.

The fund offers class A, class B, class C, class M and class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares. Class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C and class M shares, but do not bear a distribution fee. Class Y shares are sold to defined contribution plans that invest at least $150 million in a combination of Putnam funds and other accounts managed by affiliates of Putnam Management.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if that fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are stated at market value, which is determined using the last reported sales price on its principal exchange, or if no sales are reported -- as in the case of some securities traded over-the-counter -- the last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principle exchange in which the securities are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Securities quoted in foreign currencies are translated into U.S. dollars at the current exchange rate. Short-term investments having remaining maturities of 60 days or less are stated at amortized cost, which approximates market value. Other investments, including restricted securities, are stated at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Repurchase agreements The fund, or any joint trading account, through its custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. Collateral for certain tri-party repurchase agreements is held at the counterparty's custodian in a segregated account for the benefit of the fund and the counterparty. Putnam Management is responsible for determining that the value of these underlying securities is at all times at least equal to the resale price, including accrued interest.

D) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recorded as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

E) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when accrued or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

F) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

G) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintains an asset coverage ratio of at least 300% and borrowings must not exceed prospectus limitations. For the year ended June 30, 2002, the fund had no borrowings against the line of credit.

H) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At June 30, 2002, the fund had a capital loss carryover of approximately $4,537,914,000 available to the extent allowed by tax law to offset future net capital gain, if any, which will expire on June 30, 2010.

I) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and permanent differences of losses on wash sale transactions, post-October loss deferrals, unrealized and realized gains and losses on certain futures contracts and net operating loss. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. For the year ended June 30, 2002, the fund reclassified $119,437,875 to decrease accumulated net investment loss and $117,338,910 to decrease paid-in-capital, with an increase to accumulated net realized losses of $2,098,965.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, and 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion, 0.43% of the next $5 billion, 0.42% of the next $5 billion, 0.41% of the next $5 billion, 0.40% of the next $5 billion, 0.39% of the next $5 billion, 0.38% of the next $8.5 billion and 0.37% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the year ended June 30, 2002, the fund's expenses were reduced by $1,348,202 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $6,801 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to Rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam Investments, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at an annual rate of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received net commissions of $1,230,104 and $32,412 from the sale of class A and class M shares, respectively, and received $7,200,921 and $27,999 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the year ended June 30, 2002, Putnam Retail Management, acting as underwriter received $68,729 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the year ended June 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $11,908,778,386 and $13,796,218,262 respectively. There were no purchases and sales of U.S. government obligations.

Written option transactions during the year are summarized as follows:

                                              Contract            Premiums
                                               Amounts            Received
---------------------------------------------------------------------------
Written options
outstanding at
beginning of year                                   --         $        --
---------------------------------------------------------------------------
Options opened                               2,962,985           5,220,630
Options expired                             (1,170,039)         (1,620,729)
Options closed                                (830,000)         (1,804,212)
---------------------------------------------------------------------------
Written options
outstanding at
end of year                                    962,946         $ 1,795,689
---------------------------------------------------------------------------

Note 4
Capital shares

At June 30, 2002, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 62,573,325     $ 2,445,682,974
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            62,573,325       2,445,682,974

Shares repurchased                         (87,135,355)     (3,349,717,926)
---------------------------------------------------------------------------
Net decrease                               (24,562,030)    $  (904,034,952)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 71,424,787     $ 4,754,944,031
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            31,455,012       2,037,972,351
---------------------------------------------------------------------------
                                           102,879,799       6,792,916,382

Shares repurchased                         (59,118,869)     (3,782,498,906)
---------------------------------------------------------------------------
Net increase                                43,760,930     $ 3,010,417,476
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  8,011,423     $   289,869,585
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             8,011,423         289,869,585

Shares repurchased                         (53,779,557)     (1,931,379,581)
---------------------------------------------------------------------------
Net decrease                               (45,768,134)    $(1,641,509,996)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 19,806,817     $ 1,320,844,738
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                            18,727,107       1,130,180,290
---------------------------------------------------------------------------
                                            38,533,924       2,451,025,028

Shares repurchased                         (36,143,656)     (2,022,879,830)
---------------------------------------------------------------------------
Net increase                                 2,390,268     $   428,145,198
---------------------------------------------------------------------------

                                               Year ended June 30, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    697,816        $ 26,877,383
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               697,816          26,877,383

Shares repurchased                          (1,077,087)        (40,587,722)
---------------------------------------------------------------------------
Net decrease                                  (379,271)       $(13,710,339)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,958,755        $139,593,279
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                               259,704          16,631,460
---------------------------------------------------------------------------
                                             2,218,459         156,224,739

Shares repurchased                            (566,282)        (32,394,437)
---------------------------------------------------------------------------
Net increase                                 1,652,177        $123,830,302
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,148,993       $  42,919,534
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,148,993          42,919,534

Shares repurchased                          (2,817,021)       (103,146,741)
---------------------------------------------------------------------------
Net decrease                                (1,668,028)      $ (60,227,207)
---------------------------------------------------------------------------

                                                  Year ended June 30, 2001
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,670,208       $ 109,688,940
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             1,169,186          72,887,065
---------------------------------------------------------------------------
                                             2,839,394         182,576,005

Shares repurchased                          (2,130,833)       (132,029,125)
---------------------------------------------------------------------------
Net increase                                   708,561       $  50,546,880
---------------------------------------------------------------------------

                                                  Year ended June 30, 2002
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 13,049,206       $ 518,001,876
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                            13,049,206         518,001,876

Shares repurchased                         (12,393,459)       (484,888,015)
---------------------------------------------------------------------------
Net increase                                   655,747       $  33,113,861
---------------------------------------------------------------------------

                                               Year ended June 30, 2001
---------------------------------------------------------------------------
Class Y                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                 14,752,097      $1,045,688,688
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                             4,261,409         281,808,108
---------------------------------------------------------------------------
                                            19,013,506       1,327,496,796

Shares repurchased                         (11,601,175)       (777,635,271)
---------------------------------------------------------------------------
Net increase                                 7,412,331      $  549,861,525
---------------------------------------------------------------------------

Note 5
Transactions with affiliated companies

Transactions during the year with companies in which the fund owned at least 5% of the voting securities were as follows:

                                              Purchase               Sales            Dividend              Market
Affiliates                                        cost                cost              Income               Value
------------------------------------------------------------------------------------------------------------------
Name of affiliate
------------------------------------------------------------------------------------------------------------------
Apogent Technologies, Inc.                 $17,410,282         $        --                 $--        $142,936,816
Marvell Technology
  Group, Ltd. (Bermuda)                     18,074,140                  --                  --
Westwood One, Inc.                          19,458,033          23,323,981                  --
------------------------------------------------------------------------------------------------------------------
  Totals                                   $54,942,455         $23,323,981                 $--        $142,936,816
---------------------------------------------------------------------------

Market value amounts are shown for issuers that are affiliated at period end.



FEDERAL TAX INFORMATION
(Unaudited)

The Form 1099 you receive in January 2003 will show the tax status of all distributions paid to your account in calendar 2002.



TRUSTEES

Name, Address, 1 Date of Birth,
Position(s) Held with Fund
and Length of Service              Principal Occupation(s)
as a Putnam Fund Trustee 2         During Past 5 Years           Other Directorships Held by Trustee
-------------------------------------------------------------------------------------------------------
Jameson A. Baxter (9/6/43),        President, Baxter             Director of ASHTA Chemicals, Inc.,
Trustee since 1994                 Associates, Inc.              Banta Corporation (a printing and
                                   (a management                 digital imaging firm), Intermatic
                                   consulting and private        Corporation (manufacturer of energy
                                   investments firm)             control products), Ryerson Tull, Inc.
                                                                 (a steel service corporation),
                                                                 Advocate Health Care, and the
                                                                 National Center for Nonprofit
                                                                 Boards. Chairman Emeritus
                                                                 of the Board of Trustees, Mount
                                                                 Holyoke College. Also held various
                                                                 positions in investment banking and
                                                                 corporate finance, including Vice
                                                                 President and principal of the
                                                                 Regency Group and consultant to
                                                                 First Boston Corp.

Charles B. Curtis (4/27/40),       President and Chief           Member of the Council on Foreign
Trustee since 2001                 Operating Officer,            Relations, the Electric Power
                                   Nuclear Threat                Research Institute Advisory Council,
                                   Initiative (a private         the Board of Directors of the Gas
                                   foundation dedicated          Technology Institute, the University
                                   to reducing the threat        of Chicago Board of Governors for
                                   of weapons of mass            Argonne National Laboratory, the
                                   destruction), also serves     Board of Directors of the
                                   as Senior Advisor to the      Environment and Natural Resources
                                   United Nations                Program Steering Committee,
                                   Foundation                    John F. Kennedy School of
                                                                 Government, Harvard University.
                                                                 Prior to 2002, Mr. Curtis was a
                                                                 member of the Board of Directors of
                                                                 the Gas Technology Institute. Until
                                                                 2001, Mr. Curtis was a Member of
                                                                 the Department of Defense's Policy
                                                                 Board and Director of EG&G
                                                                 Technical Services, Inc. (fossil energy
                                                                 research and development support)
                                                                 and prior to May 1997, Mr. Curtis
                                                                 was Deputy Secretary of Energy.

John A. Hill (1/31/42),            Vice-Chairman and             Director of Devon Energy
Trustee since 1985 and             Managing Director,            Corporation (formerly known as
Chairman since 2000                First Reserve                 Snyder Oil Corporation),
                                   Corporation                   TransMontaigne Oil Company,
                                   (a registered investment      Continuum Health Partners of
                                   advisor investing in          New York, Sarah Lawrence College,
                                   companies in the              and various private companies owned
                                   world-wide energy             by First Reserve Corporation.
                                   industry on behalf of         Trustee of TH Lee, Putnam
                                   institutional investors)      Investment Trust (a closed-end
                                                                 investment company). Prior to
                                                                 acquiring First Reserve in 1983,
                                                                 Mr. Hill held executive positions
                                                                 with several advisory firms and
                                                                 various positions with the federal
                                                                 government, including Associate
                                                                 Director of the Office of Manage
                                                                 ment and Budget and Deputy
                                                                 Director of the Federal Energy
                                                                 Administration.

Ronald J. Jackson                  Private investor              Former Chairman, President, and
(12/17/43),                                                      Chief Executive Officer of Fisher-
Trustee since 1996                                               Price, Inc. (a toy manufacturer).
                                                                 Previously served as President and
                                                                 Chief Executive Officer of Stride-
                                                                 Rite, Inc. and Kenner Parker Toys.
                                                                 Also held financial and marketing
                                                                 positions with General Mills, Parker
                                                                 Brothers, and Talbots. President of
                                                                 the Kathleen and Ronald J. Jackson
                                                                 Foundation (charitable trust).
                                                                 Member of the Board of Overseers of
                                                                 WGBH (public television and radio).
                                                                 Member of the Board of Overseers of
                                                                 the Peabody Essex Museum.

Paul L. Joskow (6/30/47),          Elizabeth and James           Director, National Grid Group
Trustee since 1997                 Killian Professor of          (a UK-based holding company
                                   Economics and                 with interests in electric power,
                                   Management and                natural gas distribution, and
                                   Director of the Center        telecommunications networks), and
                                   for Energy and                the Whitehead Institute for
                                   Environmental Policy          Biomedical Research (a non-profit
                                   Research, Massachusetts       research institution). President of the
                                   Institute of Technology       Yale University Council. Prior to
                                                                 February 2002, March 2000, and
                                                                 September 1998, Dr. Joskow was a
                                                                 Director of State Farm Indemnity
                                                                 Company (an automobile insurance
                                                                 company), Director of New England
                                                                 Electric System (a public utility
                                                                 holding company) and a consultant
                                                                 to National Economic Research
                                                                 Associates, respectively.

Elizabeth T. Kennan                Chairman, Cambus-             Director, Northeast Utilities, and
(2/25/38),                         Kenneth Bloodstock (a         Talbots (a distributor of women's
Trustee since 1992                 limited liability company     apparel). Trustee of Centre College.
                                   involved in thoroughbred      Prior to 2001, Dr. Kennan was a
                                   horse breeding and            member of the Oversight Committee
                                   farming), President           of Folger Shakespeare Library.
                                   Emeritus of Mount             Prior to September 2000, June 2000,
                                   Holyoke College               and November 1999, Dr. Kennan
                                                                 was a Director of Chastain Real
                                                                 Estate, Bell Atlantic, and Kentucky
                                                                 Home Life Insurance, respectively.
                                                                 Prior to 1995, Dr. Kennan was a
                                                                 Trustee of Notre Dame University.
                                                                 For 12 years, she was on the faculty
                                                                 of Catholic University.

John H. Mullin, III                Chairman and CEO              Director Alex. Brown Realty, Inc.,
(6/15/41),                         of Ridgeway Farm              Sonoco Products, Inc. (a packaging
Trustee since 1997                 (a limited liability          company), The Liberty Corporation
                                   company engaged in            (a company engaged in the
                                   timber and farming)           broadcasting industry), and Progress
                                                                 Energy, Inc. (a utility company,
                                                                 formerly known as Carolina Power
                                                                 & Light). Trustee Emeritus of
                                                                 Washington & Lee University. Prior
                                                                 to October 1997, January 1998, and
                                                                 May 2001, Mr. Mullin was a Director
                                                                 of Dillon, Read and Co. Inc.,
                                                                 The Ryland Group, Inc., and
                                                                 Graphic Packaging International
                                                                 Corp., respectively.

Robert E. Patterson                Senior Partner of Cabot       Chairman of the Joslin Diabetes
(3/15/45),                         Properties, LLP and           Center, Trustee of SEA Education
Trustee since 1984                 Chairman of Cabot             Association, and Director of
                                   Properties, Inc.              Brandywine Trust Company (a trust
                                                                 company). Prior to February 1998,
                                                                 Mr. Patterson was Executive Vice
                                                                 President and Director of
                                                                 Acquisitions of Cabot Partners
                                                                 Limited Partnership. Prior to
                                                                 December 2001, Mr. Patterson was
                                                                 President and Trustee of Cabot
                                                                 Industrial Trust (publicly traded real
                                                                 estate investment trust). Prior to
                                                                 1990, Mr. Patterson was Executive
                                                                 Vice President of Cabot, Cabot &
                                                                 Forbes Realty Advisors, the
                                                                 predecessor of Cabot Partners, and
                                                                 prior to that was Senior Vice
                                                                 President of the Beal Companies.

W. Thomas Stephens                 Corporate Director            Director of Qwest Communications
(9/2/42),                                                        (communications company), Xcel
Trustee since 1997                                               Energy Incorporated (public utility
                                                                 company), TransCanada Pipelines,
                                                                 Norske Canada, Inc. (paper
                                                                 manufacturer) and Mail-Well
                                                                 (printing and envelope company).
                                                                 Prior to July 2001 and October 1999,
                                                                 Mr. Stephens was Chairman of Mail-
                                                                 Well and MacMillan-Bloedel (forest
                                                                 products company). Prior to 1996,
                                                                 Mr. Stephens was Chairman and
                                                                 Chief Executive Officer of
                                                                 Johns Manville.

W. Nicholas Thorndike              Director of various           Trustee of Northeastern University and
(3/28/33),                         corporations and              Honorary Trustee of Massachusetts
Trustee since 1992                 charitable                    General Hospital. Prior to
                                   organizations,                September 2000, April 2000, and
                                   including Courier             December 2001, Mr. Thorndike was
                                   Corporation (a book           a Director of Bradley Real Estate,
                                   manufacturer) and             Inc., a Trustee of Eastern Utilities
                                   Providence Journal Co.        Associates, and a Trustee of Cabot
                                   (a newspaper publisher)       Industrial Trust, respectively.
                                                                 Previously served as Chairman of the
                                                                 Board and managing partner of
                                                                 Wellington Management/Thorndike
                                                                 Doran Paine & Lewis, and Chairman
                                                                 and Director of Ivest Fund.

Lawrence J. Lasser*                President and Chief           Director of Marsh & McLennan
(11/1/42),                         Executive Officer             Companies, Inc. and the United Way
Trustee since 1992                 of Putnam                     of Massachusetts Bay. Member of the
Vice President since 1981          Investments, LLC,             Board of Governors of the Investment
                                   and Putnam Investment         Company Institute, Trustee of the
                                   Management, LLC               Museum of Fine Arts, Boston, a
                                                                 Trustee and Member of the Finance
                                                                 and Executive Committees of Beth
                                                                 Israel Deaconess Medical Center,
                                                                 Boston, and a Member of the
                                                                 CareGroup Board of Managers
                                                                 Investment Committee, the Council
                                                                 on Foreign Relations, and the
                                                                 Commercial Club of Boston.

George Putnam, III*                President, New                Director of The Boston Family
(8/10/51),                         Generation Research,          Office, L.L.C. (registered investment
Trustee since 1984 and             Inc. (a publisher of          advisor), Trustee of the SEA
President since 2000               financial advisory and        Education Association, Trustee of
                                   other research services       St. Mark's School, and Trustee of
                                   relating to bankrupt and      Shore Country Day School.
                                   distressed companies)         Previously, Mr. Putnam was an
                                   and New Generation            attorney with the firm of Dechert
                                   Advisers, Inc.                Price & Rhoads.
                                   (a registered
                                   investment adviser)

A.J.C. Smith (4/13/34),*           Director of Marsh &           Director of Trident Corp. (a limited
Trustee since 1986                 McLennan                      partnership with over 30 institutional
                                   Companies, Inc.               investors). Trustee of the Carnegie
                                                                 Hall Society, the Educational
                                                                 Broadcasting Corporation and the
                                                                 National Museums of Scotland.
                                                                 Chairman of the Central Park
                                                                 Conservancy. Member of the Board
                                                                 of Overseers of the Joan and
                                                                 Sanford I. Weill Graduate School
                                                                 of Medical Sciences of Cornell
                                                                 University. Fellow of the Faculty of
                                                                 Actuaries in Edinburgh, the
                                                                 Canadian Institute of Actuaries, and
                                                                 the Conference of Actuaries.
                                                                 Associate of the Society of Actuaries.
                                                                 Member of the American Actuaries,
                                                                 the International Actuarial
                                                                 Association and the International
                                                                 Association of Consulting Actuaries.
                                                                 Prior to May 2000 and November
                                                                 1999, Mr. Smith was Chairman and
                                                                 CEO, respectively, of Marsh &
                                                                 McLennan Companies, Inc.
--------------------------------------------------------------------------------------------------------

1 The address of each Trustee is One Post Office Square, Boston, MA 02109. As of June 30, 2002, there were 113 Putnam Funds.

2 Each Trustee serves for an indefinite term, until his or her resignation, death, or removal.


*Trustees who are or may be deemed to be "interested persons" (as defined in the Investment Company Act of 1940) of the fund, Putnam Management or Putnam Retail Management. Messrs. Putnam, III, Lasser, and
 Smith are deemed "interested persons" by virtue of their positions as officers or shareholders of the fund, or officers of Putnam Management, Putnam Retail Management, or Marsh & McLennan Companies, Inc.,
 the parent company of Putnam Management and Putnam Retail Management. George Putnam, III, is the
 President of your Fund and each of the other Putnam Funds. Lawrence J. Lasser has been the President,
 Chief Executive Officer, and a Director of Putnam Investments, LLC, and Putnam Management since 1985, having begun his career there in 1969. Mr. Lasser currently also serves as a Director of Marsh &
 McLennan Companies, Inc., the parent company of Putnam Management.  A.J.C. Smith is a Director of
 Marsh & McLennan Companies, Inc.




OFFICERS

Name, Address, 1 Date of Birth,    Inception of Service
Position(s) Held with Fund         with the Putnam Funds         Principal Occupation(s) During Past 5 Years
---------------------------------------------------------------------------------------------------------------
Charles E. Porter (7/26/38),       Since 1989                    Managing Director, Putnam Investments,
Executive Vice President,                                        LLC and Putnam Management
Treasurer & Principal
Financial Officer

Patricia C. Flaherty               Since 1993                    Senior Vice President, Putnam
(12/1/46),                                                       Investments, LLC and Putnam Management
Senior Vice President

Michael T. Healy (1/24/58),        Since 2000                    Managing Director, Putnam
Assistant Treasurer and                                          Investments, LLC
Principal Accounting
Officer

Gordon H. Silver (7/3/47),         Since 1990                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Brett C. Browchuk                  Since 1994                    Managing Director, Putnam Investments,
(2/27/63), Vice President                                        LLC and Putnam Management

Ian C. Ferguson (7/3/57),          Since 1997                    Senior Managing Director, Putnam
Vice President                                                   Investments, LLC and Putnam Management

Richard G. Leibovitch              Since 1999                    Managing Director of Putnam Investments,
(10/31/63), Vice President                                       LLC and Putnam Management. Prior to
                                                                 February 1999, Managing Director at
                                                                 J.P. Morgan.

Richard A. Monaghan                Since 1998                    Managing Director, Putnam Investments,
(8/25/54),                                                       LLC, Putnam Management and Putnam
Vice President                                                   Retail Management

John R. Verani                     Since 1988                    Senior Vice President, Putnam
(6/11/39),                                                       Investments, LLC and Putnam Management
Vice President

Stephen M. Oristaglio              Since 2000                    Senior Managing Director of Putnam
(8/21/55),                                                       Management. Prior to July 1988, Managing
Vice President                                                   Director, Swiss Bank Corp.

Daniel L. Miller                   Since 1990                    Managing Director of Putnam Management
(8/15/57),
Vice President

Brian P. O'Toole                   Since 2002                    Managing Director of Putnam
(7/23/63),                                                       Management. Prior to June 2002,
Vice President                                                   Managing Director, Citigroup Asset
                                                                 Management

Eric M. Wetlaufer                  Since 2001                    Managing Director of Putnam
(4/13/62),                                                       Management. Prior to November 1997,
Vice President                                                   Managing Director and Portfolio Manager
                                                                 at Cadence Capital Management
---------------------------------------------------------------------------------------------------------------

1 The address of each Officer is One Post Office Square, Boston, MA 02109.



THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Balanced Fund *
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Century Growth Fund *
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Technology Fund *
Vista Fund
Voyager Fund
Voyager Fund II

BLEND FUNDS

Asia Pacific Growth Fund *
Capital Appreciation Fund
Capital Opportunities Fund
Emerging Markets Fund *
Europe Growth Fund
Global Equity Fund
Global Growth Fund
Global Natural Resources Fund
International Growth Fund
International Voyager Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Balanced Retirement Fund *
Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
Global Growth and Income Fund *
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund +


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund +
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund [SECTION MARK]
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund [SECTION MARK]
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds [SECTION MARK]

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

* In anticipation of mergers expected later this year, these funds are closed to new investors.

+ Closed to new investors.

[SECTION MARK] An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen M. Oristaglio
Vice President

Daniel Miller
Vice President

Eric Wetlaufer
Vice President

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


This report is for the information of shareholders of Putnam New Opportunities Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


AN013-84885  852/358/983/526  8/02


PUTNAM INVESTMENTS                                      [SCALE LOGO OMITTED]
----------------------------------------------------------------------------
Putnam New Opportunities Fund
Supplement to Annual Report dated 6/30/02

The following information has been prepared to provide class Y shareholders with a performance overview specific to their holdings. Class Y shares are offered exclusively to clients that meet the eligibility requirements specified in the fund's prospectus for such shares. Performance of class Y shares, which incur neither a front-end load, distribution fee, nor contingent deferred sales charge, will differ from performance of class A, B, C, and M shares, which are discussed more extensively in the annual report.

ANNUAL RESULTS AT A GLANCE
----------------------------------------------------------------------------
Total return for periods ended 6/30/02

                                                        NAV
1 year                                                -32.54%
5 years                                                -2.70
Annual average                                         -0.55
10 years                                              216.77
Annual average                                         12.22
Life of fund (since class A inception, 8/31/90)
Annual average                                         15.60

Share value:                                            NAV
6/30/01                                                $49.05
6/30/02                                                $33.09
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Distributions: The fund did not make any distributions during this period.
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Please note that past performance is not indicative of future results. More recent returns may be more or less than those shown. Returns shown for class Y shares for periods prior to their inception are derived from the historical performance of class A shares, and are not adjusted to reflect the initial sales charge currently applicable to class A shares. These returns have not been adjusted to reflect differences in operating expenses which, for class Y shares, typically are lower than the operating expenses applicable to class A shares. All returns assume reinvestment of distributions at net asset value. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. See full report for information on comparative benchmarks. If you have questions, please consult your fund prospectus or call Putnam toll free at 1-800-752-9894.